SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                          July 30, 2004 (July 28, 2004)

                        GRAHAM PACKAGING HOLDINGS COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Pennsylvania                    333-53603-03                     23-2553000
---------------            ---------------------            -------------------
(State or other            (Commission File No.)            (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)

                            2401 Pleasant Valley Road
                            York, Pennsylvania 17402
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (717) 849-8500
               --------------------------------------------------
               Registrant's telephone number, including area code



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Item 5.  Other Events and Required FD Disclosure

     On July 28, 2004, the registrant issued a press release announcing that through a subsidiary it has signed a definitive agreement to acquire the plastic container business unit of Owens-Illinois, Inc.

     The Press Release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

     c.  Exhibits

         Exhibit No.     Description
         -----------     -----------
            99.1         Press Release of Graham Packaging Holdings Company





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GRAHAM PACKAGING HOLDINGS
                                            COMPANY


Date:  July 30, 2004                        By: BCP/Graham Holdings L.L.C.,
                                                     its General Partner



                                            By: /s/ John E. Hamilton
                                                --------------------
                                                John E. Hamilton
                                                Chief Financial Officer



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                                  EXHIBIT INDEX


         Exhibit No.                 Description
         -----------                 -----------

         99.1                        Press Release dated July 28, 2004.




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